SCUDDER
IVESTMENTS(SM)
[LOGO]

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BOND/TAX FREE
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Scudder Medium Term
Tax Free Fund
Fund #045

Semiannual Report
November 30, 1999

The fund seeks a high level of income free from regular federal income taxes and seeks to limit principal fluctuation.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      13   Glossary of Investment Terms

                      14   Investment Portfolio

                      24   Financial Statements

                      27   Financial Highlights

                      28   Notes to Financial Statements

                      31   Officers and Trustees

                      32   Investment Products and Services

                      34   Scudder Solutions

Scudder Medium Term Tax Free Fund
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ticker symbol SCMTX                                              fund number 045
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Date of            o    In an environment of rising interest rates, Scudder
Inception:              Medium Term Tax Free Fund posted a total return of
4/12/83                 -0.77% for its most recent semiannual period ended
                        November 30, 1999. The fund's return outpaced the
Total Net               -1.34% average performance of the fund's peers over
Assets as of            the same period, according to Lipper.
11/30/99:
$584 million       o    For the three-, five-, and ten-year periods, the fund's
                        total returns placed it in the top one third of similar municipal bond funds as tracked by Lipper Analytical
                        Services. Please see page 8 for additional Lipper performance information.

                   o As of November 30, 1999, Scudder Medium Term Tax Free Fund's 30-day net annualized SEC yield was 4.28%, equivalent to a 7.09% taxable yield for investors subject to the 39.6%% maximum federal income tax rate.

                   o Scudder Medium Term Tax Free Fund received an overall Morningstar Rating(TM) of five stars (highest rating) out of 1610 tax free funds as of November 30, 1999.*


* Morningstar proprietary rankings reflect historical risk-adjusted performance as of November 30, 1999. Ratings are subject to change monthly, and past performance does not guarantee future results. Morningstar ratings are calculated from the fund's three- and five-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The fund received four stars for the three-year period, four stars for the five-year period, and five stars for the ten-year period. The top 10% of funds in the broad asset class receive 5 stars and the next 22.5% receive 4 stars. The fund was rated among 1610, 1330, and 383 funds in its broad asset class for the three-, five-, and ten-year periods, respectively.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The Federal Reserve, while placing a high priority on maintaining a generous level of liquidity in the financial system in the face of uncertainty over the Y2K date change, helped to push up interest rates and keep the bond market in retreat during Scudder Medium Term Tax Free Fund's most recent semiannual period ended November 30, 1999. Over the six-month period, the fund returned -0.77%. Despite the negative posting, two positive aspects of the fund's performance should be noted: First, the fund's 30-day SEC yield increased from 3.75% on May 31, 1999, to 4.28% as of November 30. Its November 30 yield was equivalent to a taxable yield of 7.09% for investors in the 39.6% tax bracket. Second, the fund continues to display competitive long-term performance, owing to its strategy of buying noncallable premium coupon bonds. Over the three-, five-, and ten-year periods ended November 30, the fund placed in the top one third of similar high yield municipal bond funds as ranked by Lipper. For more information concerning the fund's investment environment and portfolio strategy, as well as the outlook for the municipal bond market over the coming months, please read the Portfolio Management Discussion that begins on page 9.

It should be noted that Daniel Pierce retired in June 1999 as President of Scudder Medium Term Tax Free Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

Please call a Scudder Investor Information representative at 1-800-SCUDDER or go to our Web site at www.scudder.com if you have questions about your fund. Page 34 provides more information on how to contact Scudder. Thank you for choosing Scudder Medium Term Tax Free Fund to help meet your investment needs.

Sincerely,

/s/Lynn S. Birdsong
Lynn S. Birdsong
President,
Scudder Medium Term Tax Free Fund

Performance Update
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                                                               November 30, 1999


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Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

                    Scudder             Lehman Brothers
                  Medium Term           Municipal Bond
                Tax Free Fund                Index*

            '89    10000                     10000
            '90    10620                     10771
            '91    11722                     11875
            '92    12906                     13068
            '93    14219                     14516
            '94    13731                     13753
            '95    15846                     16353
            '96    16660                     17314
            '97    17658                     18559
            '98    18809                     20000
            '99    18733                     19784


                            Yearly periods ended November 30


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Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 11/30/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Medium Term Tax Free Fund
--------------------------------------------------------------------------------
1 year                        $  9,960               -0.40%              -0.40%
--------------------------------------------------------------------------------
5 year                        $ 13,643               36.43%               6.41%
--------------------------------------------------------------------------------
10 year**                     $ 18,733               87.33%               6.48%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
--------------------------------------------------------------------------------
1 year                        $  9,892               -1.08%              -1.08%
--------------------------------------------------------------------------------
5 year                        $ 14,385               43.85%               7.54%
--------------------------------------------------------------------------------
10 year                       $ 19,784               97.84%               7.06%
--------------------------------------------------------------------------------

* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

** On November 1, 1990, the Fund adopted its present name and objectives. Prior to that date, the Fund was known as the 1990 Portfolio of the Scudder Tax Free Target Fund and its objective was to provide high tax-free income and current liquidity. Since adopting its current objectives, the cumulative and average annual total returns are 87.33% and 6.48%, respectively.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

               Scudder       Lehman Brothers
               Tax Free       Municipal Bond
             Target Fund          Index*

1990**          6.20              7.71


               Scudder        Lehman Brothers
              Medium Term     Municipal Bond
             Tax Free Fund       Index*

1991           10.38             10.26
1992           10.11             10.04
1993           10.17             11.08
1994           -3.43             -5.25
1995           15.41             18.91
1996            5.13              5.88
1997            5.99              7.19
1998            6.51              7.77
1990           -0.40             -1.08


               1990**  1991   1992   1993   1994   1995  1996   1997   1998   1999
------------------------------------------------------------------------------------
Fund Total
Return (%)       6.20 10.38  10.11  10.17  -3.43  15.41  5.13   5.99   6.51  -0.40
------------------------------------------------------------------------------------
Index Total
Return (%)       7.71 10.26  10.04  11.08  -5.25  18.91  5.88   7.19   7.77  -1.08
------------------------------------------------------------------------------------
Net Asset
Value ($)       10.11 10.45  10.82  11.21  10.26  11.22 11.23  11.31  11.48  10.88
------------------------------------------------------------------------------------
Income
Dividends ($)     .54   .67    .65    .61    .55    .54   .53    .52    .52    .51
------------------------------------------------------------------------------------
Capital Gains
Distributions
($)                --   .01    .03    .06    .03    .05   .02    .05    .04    .03
------------------------------------------------------------------------------------


* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

** On November 1, 1990, the Fund adopted its present name and objectives. Prior to that date, the Fund was known as the 1990 Portfolio of the Scudder Tax Free Target Fund and its objective was to provide high tax-free income and current liquidity. Since adopting its current objectives, the cumulative and average annual total returns are 87.33% and 6.48%, respectively.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the Fund would have been lower.

Portfolio Summary
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                                                               November 30, 1999

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Diversification
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.


Electric Utility Revenue    17%                          Diversification remains
                                                           an important strategy
Core Cities/Lease           12%                           for the fund, allowing
                                                        us to spread risk over a
Hospital/Health Revenue     11%                         large number of sectors,
                                                                 maturities, and
School District/Lease       11%                              geographic regions.

State General Obligation/
Lease                       10%

Other General Obligation/
Lease                        7%

Sales/Special Tax            7%

Resource Recovery            4%

Miscellaneous Municipal     21%
------------------------------------

                           100%
------------------------------------


--------------------------------------------------------------------------------
Quality
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

AAA                         70%                                Overall portfolio
                                                           quality remains high,
AA                           9%                            with over 75% of fund
                                                       holdings rated AAA or AA.
A                           16%

BBB                          4%

Not Rated                    1%
------------------------------------

                           100%
------------------------------------

Weighted average quality: AA



--------------------------------------------------------------------------------
Effective Maturity
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A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA
POINTS IN THE TABLE BELOW.

Less than 1 year                3%                        The fund continues its
                                                          cautious stance on the
1 to less than 5 years         46%                        market with respect to
                                                             interest rate risk,
5 to less than 10 years        33%                        maintaining an average
                                                        maturity similar to that
10 to less than 15 years       18%                            of its competitive
------------------------------------                                   universe.

                              100%
------------------------------------

Weighted average effective
maturity: 6.06 years


For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                               November 30, 1999

Dear Shareholders,

During Scudder Medium Term Tax Free Fund's most recent semiannual period, municipal bonds languished along with the rest of the fixed income market as stock indexes soared and the Federal Reserve maintained upward pressure on interest rates. Reflecting the fact that 1999 was one of the most difficult years ever for bonds, the fund posted a -0.77% total return for the six-month period ended November 30, 1999. On the plus side, the fund's tax-free 4.28% 30-day SEC yield as of November 30 was equivalent to a 7.09% yield for investors in the top (39.6%) tax bracket.

In addition, Scudder Medium Term Tax Free Fund received a five-star (highest) rating from Morningstar as of November 30 (see page 2 for additional information), and continues to display competitive long-term performance as ranked by Lipper Analytical Services: As shown in the accompanying table, the fund's average annual total returns placed it in the top one third of similar funds over three-, five-, and ten-year periods. Please turn to the Performance Update on page 5 for more information on the fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.


--------------------------------------------------------------------------------
Competitive Long-Term Performance
(Average annual returns for periods ended November 30, 1999)
--------------------------------------------------------------------------------

                  Scudder          Lipper
                Medium Term       Average                Number of
               Tax Free Fund       Annual                  Funds      Percentile
Period             Return          Return    Rank         Tracked       Ranking
--------------------------------------------------------------------------------
1 Year             -0.40%          -0.84%     47    of       133        Top 36%
3 Years             3.99%           3.71%     37    of       117        Top 32%
5 Years             6.41%           6.00%     20    of        95        Top 21%
10 Years            6.48%           6.05%      4    of        25        Top 16%
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

Slow Retreat for Bonds

During the last half of 1998, bonds were avidly sought as a safe haven following Asia's economic turmoil and the Russian debt default. As the global economy began to stabilize and growth gained a foothold in Europe, Asia, and Latin America, market participants began to worry over possible increases in inflation. By the second half of 1999, the bond market shifted its focus to the Y2K issue, concerned about the effect the date changeover might have on computers and countries around the world. The U.S. Federal Reserve took action of its own to address market concerns: It raised interest rates three times from June through November to dampen inflation. The Fed also substantially increased liquidity to keep the financial markets functioning smoothly beyond 1999's close. The Fed's rate increases and a burgeoning money supply -- raising additional inflation fears -- kept bond prices in retreat through the end of the period.

Though most fixed-income investments posted negative returns, municipals managed to outperform Treasuries during the six months ended November 30. The price of an average 10-year AAA-rated municipal bond declined 3.1% over the period, while the price of an average 10-year Treasury bond declined 4.2%.

Seeking High Tax-Free Income and
Stability of Principal

Scudder Medium Term Tax Free Fund's primary investment goals are to generate high federally tax-free income while maintaining a significant degree of price stability. During the six-month period, we maintained key elements of our longer-term strategy: First, we focused on premium "cushion" bonds -- high coupon bonds trading at a premium to face value that can be redeemed prior to maturity. We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment. At the same time, we continued the fund's strong emphasis on purchasing call protected bonds. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. We make decisions on whether to purchase cushion bonds or call protected bonds based on relative value. Second, our emphasis on purchasing premium bonds rather than par bonds (which can more easily decline to a discount) helped the fund by minimizing its exposure to "market discount" bonds. When municipal bonds decline low enough in price to be subject to the market discount tax, they can lose value relative to higher coupon bonds. That's because future gains from these bonds are taxable to prospective buyers at potentially higher ordinary income tax rates, rather than at capital gain tax rates. We also buy bonds after they become market discounts to take advantage of their cheap levels and the opportunity for strong performance when the market rallies.

Over the course of the period, higher interest rates created challenges, but also provided opportunities to reposition the fund's portfolio to what we believe is a favorable stance over the near term. Accordingly, our recent portfolio strategy included recognizing losses on certain bonds in order to offset capital gains in the fund's portfolio and carry losses forward in the future. This strategy provides us with additional flexibility to restructure the portfolio as needed, reducing concern about incurring significant capital gains when bonds are sold for a profit. Additionally, we continued to swap positions to improve the fund's coupon position.

The fund continues its cautious stance on the market with respect to interest rate risk, maintaining an average duration similar to that of its competitive universe. As of November 30, the fund's average duration was 4.97 years. (Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors.

Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

The fund's overall level of portfolio quality remains high, with over 75% of the fund's portfolio rated AAA or AA, or of equivalent quality. And diversification remains an important strategy for the fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of November 30, the fund held securities issued in 36 states, the District of Columbia, Puerto Rico, and the Virgin Islands. The Portfolio Summary on page 7 provides more information about the fund's holdings, including quality, maturity, and sector representation.

Outlook

Despite the difficult environment for bonds, municipals' high after-tax yields provide attractive value for investors in the highest tax brackets. And two scenarios could provide a considerable boost to bonds over the coming months -- first, when investors become convinced that the Fed has completed its latest round of interest rate increases, they should return to the bond market in appreciable numbers; second, if the U.S. economy slows during the second half of 2000 as some economists are predicting, inflation concerns may subside.

In terms of the fund's day-to-day strategy, we will continue to seek competitive returns by purchasing 12- to 15-year premium cushion bonds and noncallable bonds over the coming months. And rather than attempting to make investment decisions based on short-term market movements, we will search for the most attractively valued bonds as we seek a high level of tax-free income for our shareholders.

Sincerely,

Your Portfolio Management Team

/s/Ashton P. Goodfield            /s/Philip G. Condon

Ashton P. Goodfield                  Philip G. Condon

Glossary of Investment Terms
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                Bond  An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

             General A municipal bond backed by the "full faith and credit" Obligation (including the taxing and further borrowing power) of the
                Bond city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

           Inflation  An overall increase in the prices of goods and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

      Municipal Bond  An interest-bearing debt security issued by a state or local government entity.

           Net Asset  The price per share of a mutual fund based on the sum of
         Value (NAV)  the market value of all the securities owned by the fund divided by the number of outstanding shares.

             Taxable The level of yield a fully taxable instrument would have Equivalent to provide to equal that of a tax-free municipal bond on
               Yield  an after-tax basis.

          30-Day SEC  The standard yield reference for bond funds, based on a
               Yield formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

        Total Return  The most common yardstick to measure the  performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                         as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                                                 Principal
                                                                Amount ($)     Value ($)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Short-Term Municipal Investments 1.0%
-----------------------------------------------------------------------------------------

 Massachusetts

 Massachusetts State Health and Educational Facilities
    Authority, Wellesley College, Series G, Daily Demand
    Note, 3.6%, 7/1/2039* ....................................    1,500,000    1,500,000

 New York

 New York State Energy Research and Development
    Authority, Series 1985 C, Daily Demand Note, 3.7%,
    12/1/2025* ...............................................    2,500,000    2,500,000

 Pennsylvania

 Philadelphia, PA , Industrial Development Authority, Fox
    Chase Cancer Center Project, Series 1997, Daily
    Demand Note, 3.75%, 7/1/2025* ............................    1,000,000    1,000,000

 Texas

 Harris County, TX, Health Facilities, Revenue, Saint Lukes
    Episcopal Hospital, Series 1997 A, Daily Demand Note,
    3.7%, 2/15/2027* .........................................    1,000,000    1,000,000



Total Short-Term Municipal Investments (Cost $6,000,000)                       6,000,000


----------------------------------------------------------------------------------------
Long-Term Municipal Investments 99.0%
----------------------------------------------------------------------------------------

 Alabama

 Alabama Street Docks, Department Facilities Revenue,
    Series 1998, 6%, 10/1/2007 (b) ...........................    1,000,000    1,067,433

 Alaska

 North Slope Borough, AK, General Obligation:

    Series 1992 A, Zero Coupon, 6/30/2002 (b) ................    3,275,000    2,904,630

    Series 1992 A, Zero Coupon, 6/30/2003 (b) ................    7,000,000    5,899,670

    Series 1994 B, Zero Coupon, 6/30/2004 (b) ................   19,500,000   15,584,790

    Series 1995 A, Zero Coupon, 6/30/2006 (b) ................   11,150,000    7,978,048

 Arizona

 Arizona Health Facilities Authority, Phoenix Baptist Hospital
    and Medical Center, Series 1992, ETM, 6.1%,
    9/1/2003 (b)** ...........................................    2,000,000    2,106,380

 Maricopa County, AZ, School District #28, General
    Obligation:

    Series 1993 B, Zero Coupon, 1/1/2003 (b) .................    4,150,000    3,589,211

    Series 1993 B, Zero Coupon, 7/1/2003 (b) .................    2,000,000    1,689,520

 Maricopa County, AZ, School District #41, General
    Obligation:

    Series 1993, Zero Coupon, 7/1/2003 (b) ...................    4,500,000    3,801,420

    The accompanying notes are an integral part of the financial statements.


                                       14

------------------------------------------------------------------------------------
                                                             Principal
                                                             Amount ($)    Value ($)
------------------------------------------------------------------------------------

   Series 1993, Zero Coupon, 1/1/2004 (b) ..................   6,000,000   4,927,080

   Series 1994, Zero Coupon, 7/1/2005 (b) ..................   1,790,000   1,359,935

   Series 1994, Zero Coupon, 1/1/2006 (b) ..................   2,925,000   2,155,403

   Series 1994, Zero Coupon, 7/1/2006 (b) ..................   7,605,000   5,465,257

Salt River, AZ, Agricultural Improvement and Power
   District, Electrical Systems Revenue, Series 1992 C,
   6.2%, 1/1/2012 ..........................................   1,500,000   1,564,050

Arkansas

Rogers, AR, Sales & Use Tax Revenue, Series 1996, 5.35%,
   11/1/2011 ...............................................   2,500,000   2,532,025

California

California Health Facilities Finance Authority, Summit
   Medical Center, Series 1996 A, 6%, 5/1/2006 (b) .........   3,150,000   3,372,737

Foothill Eastern Transportation Corridor Agency, CA, Toll
   Road Revenue, Series 1995 A, Step-up Coupon, 0% to
   1/1/2005, 7.05% to 1/1/2009 .............................   7,275,000   6,045,962

Long Beach, CA, Aquarium of the Pacific Project,
   Series 1995 A, 5.75%, 7/1/2005 ..........................   1,300,000   1,325,701

Orange County, CA, Local Transportation Authority, Sales
   Tax Revenue, Series 1994 M, Step-Down Coupon, 5.10%
   to 2/15/1998, 4.30% to 2/15/2001 (b) ....................   5,100,000   5,121,216

Colorado

Boulder County, CO, Industrial Development, May
   Department Stores, Series 1992, 6.25%, 9/1/2007 .........   3,500,000   3,593,695

Connecticut

Bristol, CT, Resource Recovery, Ogden Martin System,
   Series 1995, 6.125%, 7/1/2003 ...........................   8,750,000   8,823,500

Connecticut State Health & Educational Facilities Authority,
   Windham Community Memorial Hospital, Series 1996 C,
   5.75%, 7/1/2011 .........................................   3,300,000   3,051,180

District of Columbia

District of Columbia, Certificate of Participation,
   Series 1993, 6.875%, 1/1/2003 ...........................   1,780,000   1,815,849

District of Columbia, General Obligation:

   Series 1989 B, Zero Coupon, 6/1/2001 (b) ................   7,100,000   6,640,701

   Series 1993 A, 5.625%, 6/1/2002 (b) .....................   4,240,000   4,348,671

   Series 1993 A, ETM, 5.625%, 6/1/2002 (b)** ..............   4,120,000   4,233,465

   Series 1993 A, 4.85%, 6/1/2004 (b) ......................   1,030,000   1,033,306

   Series 1993 A, ETM, 4.85%, 6/1/2004 (b)** ...............     970,000     977,013

   Series 1993 A, 5.8%, 6/1/2004 (b) .......................   3,535,000   3,680,960

   Series 1993 A, ETM, 5.8%, 6/1/2004 (b)** ................   3,415,000   3,570,075

   Series 1993 A, 4.95%, 6/1/2005 (b) ......................   2,030,000   2,035,806

   Series 1993 A, ETM, 4.95%, 6/1/2005 (b)** ...............   1,910,000   1,926,464

   Series 1993 A, 5.875%, 6/1/2005 (b) .....................   1,860,000   1,947,457

    The accompanying notes are an integral part of the financial statements.

                                       15


------------------------------------------------------------------------------------
                                                             Principal
                                                             Amount ($)    Value ($)
------------------------------------------------------------------------------------

   Series 1993 A, ETM, 5.875%, 6/1/2005 (b)** ...............   1,790,000   1,884,745

   Series 1993 B, 5.3%, 6/1/2005 (b) ........................   8,000,000   8,156,560

District of Columbia Redevelopment Land Agency,
   DC Sports Arena, Special Tax, Series 1996, 5.625%,
   11/1/2010 ................................................   1,550,000   1,570,755

District of Columbia Water and Sewer Authority, Public
   Utility Revenue, Series 1998, 6%, 10/1/2013 (b) ..........   3,630,000   3,829,142

Florida

Dade County, FL, General Obligation:

   Series 1990, Zero Coupon, Prerefunded 2/1/2006,
     8/1/2014 (b) (c) .......................................   4,000,000   1,623,200

   Series 1990, Zero Coupon, Prerefunded 2/1/2006,
     8/1/2018 (b) (c) .......................................   6,000,000   1,785,120

Florida Department of Environmental Protection, Series
   1997 B, 6%, 7/1/2012 (b) .................................   7,000,000   7,485,380

Georgia

Forsyth County, GA, School District, Series 1999, 6%,
   2/1/2014 .................................................   1,000,000   1,042,940

Georgia, General Obligation, Series 1999 B, 6.75%,
   9/1/2010 .................................................   5,370,000   6,124,592

Hawaii

Hawaii State General Obligation, Series 1993 C, 4.75%,
   11/1/2008 ................................................   7,050,000   6,747,908

Honolulu, HI, General Obligation, Series 1997 C, 5.5%,
   11/1/2010 (b) ............................................   4,130,000   4,235,522

Illinois

Berwyn, IL, MacNeal Memorial Hospital Association Project,
   Series 1995, 5.25%, 6/1/2004 (b) .........................   3,935,000   3,999,573

Chicago, IL, Water Revenue, Series 1997, Zero Coupon,
   11/1/2011 (b) ............................................   5,000,000   2,594,650

Cook County, IL, General Obligation, Series 1999 B,
   5.125%, 11/15/2011 (b) ...................................   3,060,000   2,997,025

Cook County, IL, School District #401, Elmwood Park,
   Series 1997, Zero Coupon, 12/1/2007 (b) ..................   2,180,000   1,436,576

Hoffman Estates, IL, Tax Increment Revenue:

   Series 1991, Zero Coupon, 5/15/2004 ......................   2,450,000   1,953,900

   Series 1991, Zero Coupon, 5/15/2006 ......................   8,500,000   6,047,920

Illinois Development Finance Authority, Commonwealth
   Edison, Series 1994, 5.3%, 1/15/2004 (b) .................   7,500,000   7,649,625

Illinois, General Obligation, Series 1994, 4.6%, 12/1/2005 ..   5,000,000   4,932,000

Illinois Educational Facilities Authority, Loyola University,
   Series 1991 A, ETM, Zero Coupon, 7/1/2002 (b)** ..........   2,130,000   1,889,821

Illinois Health Facilities Authority, Evangelical Hospitals,
   Series 1992 B, ETM, 6.1%, 4/15/2001 (b)** ................   1,240,000   1,269,500

    The accompanying notes are an integral part of the financial statements.


                                       16

------------------------------------------------------------------------------------
                                                            Principal
                                                            Amount ($)    Value ($)
------------------------------------------------------------------------------------



Illinois State Toll Highway Authority, Series 1998 A, 5.5%,
   1/1/2013 (b) ...........................................    2,200,000    2,208,030

Kendall, Kane and Will Counties, IL, School District #308,
   Series 1991, Zero Coupon, 3/1/2003 (b) .................    1,345,000    1,150,500

Macon and Decatur County, IL, Certificate of Participation,
   Series 1991, 6.3%, 1/1/2000 (b) ........................    1,320,000    1,322,574

Metropolitan Pier and Exposition Authority of Illinois,
   Series 1992, Zero Coupon, 6/15/2004 (b) ................   10,500,000    8,397,795

Rosemont, IL, General Obligation:

   Series 1990 B, Zero Coupon, 12/1/2002 (b) ..............    2,785,000    2,420,249

   Series 1990 C, Zero Coupon, 12/1/2002 (b) ..............    3,345,000    2,906,905

Indiana

Indiana Housing Finance Authority, Single Family Mortgage
   Revenue, Series 1995 C-1, 5.25%, 7/1/2012 (b) ..........      295,000      295,372

Indianapolis, IN, Resource Recovery Revenue, Ogden
   Martin Systems Inc. Project, Series 1996, 6.75%,
   12/1/2007 (b) ..........................................    6,000,000    6,594,300

Madison County, IN, Hospital Authority, Holy Cross Health
   System, Series 1991, 6.7%, Prerefunded 12/1/2001,
   12/1/2002 (b) (c) ......................................    1,385,000    1,473,017

Iowa

Iowa Certificate of Participation, Series 1992 A, 6.25%,
   7/1/2002 (b) ...........................................    5,000,000    5,206,200

Kansas

Kansas City, KS, Utility System Revenue:

   Series 1991, ETM, Zero Coupon, 3/1/2003 (b)** ..........    3,850,000    3,301,645

   Series 1991, Zero Coupon, 3/1/2003 (b) .................    2,750,000    2,358,318

Louisiana

Jefferson Parish, LA, School Board Sales & Use Tax
   Revenue, Series 1986 A, ETM, 7.35%, 2/1/2003** .........    5,055,000    5,403,290

Louisiana Housing Finance Agency, Single Family Mortgage
   Revenue, Series 1995 C-1, 5.125%, 12/1/2010 (b) ........      825,000      796,744

Orleans, LA, Levee District, Series 1986, 5.95%,
   11/1/2014 (b) ..........................................    1,755,000    1,799,208

Massachusetts

Massachusetts General Obligation:

   Series 1992 A, 6.4%, 8/1/2003 ..........................    1,000,000    1,062,280

   Series 1992 B, 6.375%, 8/1/2002 ........................    2,150,000    2,255,307

   Series 1998 C, 5.25%, 8/1/2012 .........................    4,000,000    3,948,760

Massachusetts State Housing Finance Agency:

   Series 1992 C, 6.25%, 5/15/2002 ........................    2,000,000    2,047,360

   Series 1992 C, 6.25%, 11/15/2002 .......................    3,420,000    3,521,916

    The accompanying notes are an integral part of the financial statements.


                                       17

------------------------------------------------------------------------------------
                                                          Principal
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

Massachusetts State Industrial Finance Agency:

   North Andover Solid Waste, Series 1993 A, 6.15%,
     7/1/2002 ...........................................    3,250,000    3,327,643

   Sturdy Memorial Hospital, Series 1989, 7.9%,
     6/1/2009 ...........................................    1,545,000    1,580,257

Massachusetts Water Resource Authority, Series 1990 A,
   7.25%, 4/1/2001 ......................................    1,000,000    1,029,010

Michigan

Detroit, MI, City School District, General Obligation,
   Series 1998 C, 5.25%, 5/1/2013 (b) ...................    1,000,000      983,890

Detroit, MI, General Obligation:

   Series 1999 B, 5.875%, 4/1/2013 (b) ..................    2,410,000    2,492,157

   Series 1999 B, 5.875%, 4/1/2014 (b) ..................    2,555,000    2,619,054

Forest Hills, MI, Public Schools, General Obligation,
   Series 1999, 5%, 5/1/2013 ............................    1,525,000    1,467,233

Michigan Municipal Bond Authority, Local Government
   Loan Program, Series 1991 C, Zero Coupon,
   6/15/2006 (b) ........................................    4,750,000    3,414,633

Michigan State Hospital Finance Authority, Series 1999 A,
   6%, 5/15/2014 (b) ....................................    3,000,000    3,065,340

Romulus, MI, Community Schools, Series 1992-II, Zero
   Coupon, Prerefunded 5/1/2007, 5/1/2022 (c) ...........   12,400,000    3,111,284

Mississippi

Mississippi Higher Education, Series 1992 A, 6.2%,
   1/1/2002 .............................................    1,200,000    1,232,868

Nevada

Clark County, NV, School District, General Obligation:

   Series 1997 B, 6.5%, 6/15/2007 (b) ...................    7,000,000    7,643,580

   Series 1999, 5.25%, 6/15/2013 (b) ....................    5,000,000    4,858,350

Nevada State Housing Division, Single Family Mortgage
   Revenue, Series 1993 R, 5.95%, 10/1/2011 .............    1,225,000    1,237,691

New Hampshire

New Hampshire, Higher Education & Health Authority
   Revenue, Catholic Charities, Series 1997 A, 5.75%,
   8/1/2011 .............................................    1,300,000    1,203,436

New Jersey

New Jersey Economic Development Authority, Market
   Transition Facility Revenue, Series 1994 A, 7%,
   7/1/2004 (b) .........................................    2,500,000    2,736,775

New York

Metropolitan Transportation Authority of New York,
   Service Contract:

   Commuter Facilities:

     Series 1991, 6.75%, 7/1/2000 .......................    1,200,000    1,217,760

    The accompanying notes are an integral part of the financial statements.

                                       18


--------------------------------------------------------------------------------------
                                                               Principal
                                                              Amount ($)     Value ($)
--------------------------------------------------------------------------------------



     Series 1991, 6.9%, 7/1/2001 ...........................    1,280,000    1,326,054

   Transit Facilities:

     Series 1991, 6.75%, 7/1/2000 ..........................    2,270,000    2,303,596

     Series 1991, 6.9%, 7/1/2001 ...........................    2,415,000    2,501,892

     Series 1993 O, 5.75%, 7/1/2007 ........................    1,975,000    2,037,292

New York, NY, General Obligation:

   Series 1992 B, 6.4%, 10/1/2002 ..........................    3,300,000    3,455,991

   Series 1992 B, ETM, 6.4%, 10/1/2002** ...................    1,605,000    1,689,150

   Series 1992 B, 6.6%, 10/1/2003 ..........................      205,000      217,712

   Series 1992 B, 6.6%, Prerefunded 10/1/2002,
     10/1/2003 (c) .........................................    9,995,000   10,704,245

   Series 1992 C-1, 6.3%, 8/1/2003 (b) .....................       50,000       52,796

   Series 1992 H, ETM, 6.9%, 2/1/2001** ....................      505,000      520,478

   Series 1994 A, 7%, 8/1/2004 .............................    7,650,000    8,325,878

   Series 1994 A, 6%, 8/1/2005 (b) .........................    2,560,000    2,713,318

   Series 1995 B, 6.75%, 8/15/2003 .........................    7,000,000    7,474,670

   Series 1995 B, 7.25%, 8/15/2007 .........................    2,900,000    3,269,953

   Series 1995 E, 6.6%, 8/1/2004 ...........................    2,500,000    2,682,800

   Series 1996 A, 7%, 8/1/2006 .............................    2,000,000    2,211,180

   Series 1996 G, 6.75%, 2/1/2009 ..........................    5,000,000    5,516,850

New York State Dormitory Authority:

   City University System, Consolidated Revenue Lease,
     Series 1993 A, 5.5%, 7/1/2003 .........................    8,000,000    8,166,240

   College and University Pooled Capital Program,
     Series 1985, 7.8%, 12/1/2005 (b) ......................      190,000      195,958

   Cons City University System, Series 1993 A, 5.75%,
     7/1/2006 (b) ..........................................    1,750,000    1,835,803

   State University Education Facilities, Series 1990 B, 7%,
     15/15/2016 ............................................    1,900,000    1,958,501

New York State Energy Research and Development
   Authority, Pollution Control Revenue, Series 1995 E,
   5.9%, 12/1/2006 (b) .....................................    5,200,000    5,524,116

New York State Medical Care Facilities, Finance Agency
   Revenue, Mount Sinai Hospital, Series 1992 C, 5.95%,
   8/15/2009 ...............................................    4,920,000    5,060,368

New York State Thruway Authority, Special Obligation,
   Series 1991 A, Zero Coupon, 1/1/2002 ....................    3,155,000    2,858,335

New York State Urban Development Corp. Revenue,
   Correctional Facilities, Series 1994 A, 5.3%,
   1/1/2005 (b) ............................................    3,500,000    3,592,820

North Carolina

North Carolina, Municipal Power Agency #1, Catawba
   Electric Revenue, Series 1992, 5.9%, 1/1/2003 (b) .......    2,550,000    2,645,727

    The accompanying notes are an integral part of the financial statements.


                                       19

------------------------------------------------------------------------------------
                                                             Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

North Dakota

Bismarck, ND, Hospital Revenue, St. Alexius Medical
   Center, Series 1991, ETM, Zero Coupon, 5/1/2000** ........   2,850,000   2,801,037

Grand Forks, ND, Health Care Facilities, United Hospital
   Obligation Group, Series 1991 A, 6%, 12/1/2002 (b) .......   1,160,000   1,208,036

Ohio

Franklin County, OH, Health Care Facilities Revenue, Ohio
   Presbyterian Series:

   Series 1997, 5.15%, 7/1/2007 .............................   1,000,000     960,390

   Series 1997, 5.4%, 7/1/2010 ..............................   1,000,000     939,840

Hamilton County, OH, Health System Revenue, Franciscan
   Sisters of the Poor, Providence Hospital, Series 1992,
   6.375%, 7/1/2004 .........................................   4,495,000   4,764,880

Ohio State Building Authority, Adult Correctional Facilities,
   Series 1999 A, 5.5%, 10/1/2011 ...........................   3,325,000   3,395,523

Oregon

Chemeketa, OR, Community College General Obligation,
   Series 1998, 5.5%, 6/1/2013 ..............................   2,170,000   2,201,009

Oregon State, Department of Administrative Services,
   Series 1999 B, 5.75%, 4/1/2013 (b) .......................   4,000,000   4,096,720

Pennsylvania

Armstrong County, PA, Hospital Authority, St. Frances
   Medical Center, Series 1992 A, 6.2%, 6/1/2003 (b) ........   3,090,000   3,240,112

Montgomery County, PA, Multi Family Housing Revenue
   Series 1993 A, 6%, 7/1/2004 ..............................   2,685,000   2,698,694

Philadelphia, PA, School District, Series 1999 C, 5.875%,
   3/1/2013 (b) .............................................   1,000,000   1,032,950

Scranton-Lackawanna, PA, Health & Welfare Authority,
   Community Medical Center Project, Series 1998, 5.5%,
   7/1/2008 (b) .............................................   2,725,000   2,777,129

South Carolina

South Carolina Jobs Economic Development Authority:

   Anderson Area Medical Center, Series 1999, 5.5%,
     2/1/2011 (b) ...........................................   3,000,000   3,022,170

   St. Francis Hospital, Series 1992, 6.375%, 7/1/2004 ......   3,420,000   3,470,240

Tennessee

Johnson City, TN, Health and Educational, Medical Center
   Hospital, Series 1998, 5.5%, 7/1/2013 (b) ................   3,305,000   3,317,394

Nashville and Davidson Counties, TN, Water and Sewer
   Revenue, Series 1998 B, 5.25%, 1/1/2013 (b) ..............   3,310,000   3,266,738

Texas

Austin, TX, Combined Utility System Revenue, Zero
   Coupon, Series 1992, 11/15/2009 (b) ......................   6,775,000   3,985,326

    The accompanying notes are an integral part of the financial statements.

                                       20

---------------------------------------------------------------------------------------
                                                               Principal
                                                              Amount ($)     Value ($)
---------------------------------------------------------------------------------------

Brownsville, TX, Utility System Revenue:

   Series 1995, 6%, 9/1/2008 (b) ...........................    1,000,000    1,064,990

   Series 1995, 6%, 9/1/2009 (b) ...........................    2,700,000    2,876,121

Denison, TX, Hospital Authority, Texoma Medical Center
   Inc. Project, Series 1997, 6.125%, 8/15/2012 ............    1,000,000      925,820

Harris County, TX, Toll Road Revenue, Series 1994 A, Zero
   Coupon, 8/15/2006 (b) ...................................    3,915,000    2,783,487

Houston, TX, Water Conveyance System Contract,
   Series 1993 J, 6.25%, 12/15/2013 (b) ....................    2,500,000    2,676,625

Richardson, TX, Hospital Authority, Richardson Medical
   Center:

   Series 1993, 6.5%, 12/1/2012 ............................    1,005,000      994,247

   Series 1993, 6.5%, Prerefunded 12/1/2003,
     12/1/2012 (c) .........................................      630,000      679,965

San Antonio, TX, Electric and Gas Revenue Bond, Series
   1999 A, 5.25%, 2/1/2011 .................................    5,000,000    4,982,900

Texas Municipal Power Agency:

   Series 1989, Zero Coupon, 9/1/2007 (b) ..................    8,385,000    5,610,655

   Series 1993, Zero Coupon, 9/1/2014 (b) ..................    1,800,000      769,158

Texas Public Finance Authority, Series 1990, Zero Coupon,
   2/1/2009 (b) ............................................    5,860,000    3,595,051

Texas Water Development Board, Series 1999 B, 5.75%,
   7/15/2014 ...............................................    3,555,000    3,617,532

Travis County, TX, Health Services, Series 1999 A, 6.25%,
   11/15/2013 ..............................................    5,000,000    5,255,000

Utah

Intermountain Power Agency, UT, Power Supply Revenue:

   Series 1988 B, Zero Coupon, 7/1/2001 (b) ................   10,495,000    9,773,679

   Series 1988 B, Zero Coupon, 7/1/2002 (b) ................    2,500,000    2,217,000

   Series 1996 B, 6.25%, 7/1/2006 (b) ......................    8,000,000    8,601,280

Salt Lake County, UT, Water Conservation District,
   Series 1992 A, Zero Coupon, 10/1/2003 (b) ...............    3,200,000    2,664,640

Virgin Islands

Virgin Islands, Public Finance Authority Revenue, Series
   1998 C, 5.5%, 10/1/2005 .................................    3,000,000    3,044,580

Virgin Islands, Water and Public Finance Authority,
   Series 1998, 5.25%, 7/1/2009 ............................    2,000,000    1,968,140

Washington

Clark County, WA:

   Public Utility District #1, Series 1998, 6%, 1/1/2007 (b)   12,150,000   12,852,027

   School District, #117, Series 1998, 5%, 12/1/2011 (b) ...    1,820,000    1,770,387

King County, WA, Public Hospital District, Valley Medical
   Center, Series 1997 N, 6%, 9/1/2009 .....................    1,940,000    2,048,252

    The accompanying notes are an integral part of the financial statements.


                                       21

---------------------------------------------------------------------------------------
                                                                 Principal
                                                                Amount ($)    Value ($)
---------------------------------------------------------------------------------------

 Snohomish County, WA, Public Utility District #1, Series
    1991 B, 6.4%, 1/1/2000 ................................     2,000,000     2,003,900

 Thurston County, WA ,School District, General Obligation,
    Series 1996 B, Zero Coupon, 12/1/2010 (b) .............     4,000,000     2,206,600

 Washington State Public Power Supply System:

    Nuclear Project #1, Series 1996 A, 6%, 7/1/2005 (b) ...     2,950,000     3,117,088

    Nuclear Project #2:

      Series 1991 A, 6.3%, 7/1/2001 .......................     6,000,000     6,171,240

      Series 1993 A, 5.8%, 7/1/2007 .......................     2,120,000     2,209,570

      Series 1993 B, 5.15%, 7/1/2002 ......................     6,085,000     6,174,389

      Series 1994 A, 4.9%, 7/1/2005 .......................     4,330,000     4,325,627

      Series 1994 A, 5.25%, 7/1/2008 ......................     3,000,000     3,004,830

    Nuclear Project #3:

      Series 1989 B, 7.15%, 7/1/2001 ......................     1,310,000     1,339,017

      Series 1989 B, Zero Coupon, 7/1/2004 (b) ............     8,000,000     6,384,320

      Series 1994 B, 5.25%, 7/1/2003 ......................     3,000,000     3,056,730

 Washington State, Higher Education Facilities Series 1998,
    4.95%, 4/1/2011 (b) ...................................     1,500,000     1,443,465

 West Virginia

 South Charleston, WV, Pollution Control Revenue, Union
    Carbide, Series 1985, 7.625%, 8/1/2005 ................     2,000,000     2,220,600

 Wisconsin

 Milwaukee County, WI, General Obligation, Series 1993 A,
    12/1/2010 (b) .........................................     3,500,000     1,930,775

 Wisconsin Health & Educational Facilities Authority:

    Columbia Hospital Inc., Series 1991, 6.125%,
      11/15/2001 (b) ......................................     1,000,000     1,031,490

    Mercy Health System Corporation:

      Series 1995, 6%, 8/15/2005 (b) ......................     1,400,000     1,473,626

      Series 1995, 6.125%, 8/15/2006 (b) ..................     1,480,000     1,570,310

      Series 1995, 6.25%, 8/15/2007 (b) ...................     1,000,000     1,069,820

    Wheaton Franciscan Hospital:

      Series 1991, 6%, 8/15/2002 (b) ......................     1,000,000     1,036,480

      Series 1993, 5.8%, 8/15/2004 (b) ....................     1,675,000     1,743,993



Total Long-Term Municipal Investments (Cost $563,838,556)                   577,421,112
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $569,838,556) (a)                583,421,112
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $569,838,556. At November 30, 1999, net unrealized appreciation based on tax cost for all securities was $13,582,556. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $16,827,227 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $3,244,671.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of November 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------

Investments in securities, at value (cost $569,838,556)   $ 583,421,112

Cash ..................................................         597,726

Receivable for investments sold .......................       5,940,176

Interest receivable ...................................       8,128,338

Receivable for Fund shares sold .......................          73,657

Other assets ..........................................          14,598
                                                          -------------

Total assets ..........................................     598,175,607

Liabilities
--------------------------------------------------------------------------------

Payable for investments purchased .....................      11,906,216

Dividends payable .....................................         748,125

Payable for Fund shares redeemed ......................         787,062

Accrued management fee ................................         290,754

Other accrued expenses ................................         267,614
                                                          -------------

Total liabilities .....................................      13,999,771

Net assets, at value                                      $ 584,175,836

Net Assets
--------------------------------------------------------------------------------

Net assets consist of:

Net unrealized appreciation (depreciation) on:

  Investment securities ...............................      13,582,556

Accumulated net realized gain (loss) ..................      (3,215,522)

Paid-in capital .......................................     573,808,802

Net assets, at value                                      $ 584,175,836

Net Asset Value
--------------------------------------------------------------------------------

NetAsset Value, offering and redemption price per share
   ($584,175,836 / 53,695,627 outstanding shares of
   beneficial interest, $.01 par value, unlimited number
   of shares authorized) ..............................   $       10.88



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended November 30, 1999
(Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------

Interest .......................................................   $ 16,462,484
                                                                   ------------

Expenses:

Management fee .................................................      1,778,772

Services to shareholders .......................................        254,310

Custodian and accounting fees ..................................         78,173

Trustees' fees and expenses ....................................         20,015

Reports to shareholders ........................................         15,899

Auditing .......................................................         26,275

Registration fees ..............................................          6,065

Legal ..........................................................          3,266

Other ..........................................................          5,747
                                                                   ------------

Total expenses, before expense reductions ......................      2,188,522

Expense reductions .............................................        (13,220)
                                                                   ------------

Total expenses, after expense reductions .......................      2,175,302

Net investment income                                                14,287,182


Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------

Net realized gain (loss) from:

Investments ....................................................     (3,013,101)

Net unrealized appreciation (depreciation) during the period on:

Investments ....................................................    (16,702,588)

Net gain (loss) on investment transactions                          (19,715,689)


Net increase (decrease) in net assets resulting from operations    $ (5,428,507)



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                      Six Months
                                         Ended
                                      November30,     Five Months       Year Ended
Increase (Decrease) in Net               1999        Ended May 31,      December 31,
Assets                               (Unaudited)          1999             1998
------------------------------------------------------------------------------------

Operations:

Net investment income ............   $  14,287,182    $  12,413,677    $  30,375,825

Net realized gain (loss) .........      (3,013,101)       1,867,179        2,094,910

Net unrealized appreciation
   (depreciation) on investment
   transactions during the period      (16,702,588)     (14,113,518)       3,869,091
                                     -------------    -------------    -------------

Net increase (decrease) in net
   assets resulting from
   operations....................       (5,428,507)         167,338       36,339,826
                                     -------------    -------------    -------------

Distributions to shareholders:

From net investment income .......     (14,287,182)     (12,413,677)     (30,380,935)
                                     -------------    -------------    -------------

From net realized gains ..........      (1,872,606)        (409,765)      (2,121,192)
                                     -------------    -------------    -------------

Fund share transactions:

Proceeds from shares sold ........      35,367,049       45,891,601      148,879,720

Reinvestment of distributions ....      11,105,157        8,500,137       20,941,810

Cost of shares redeemed ..........     (83,978,377)     (76,655,887)    (152,419,713)
                                     -------------    -------------    -------------

Net increase (decrease) in net
   assets from Fund share
   transactions ..................     (37,506,171)     (22,264,149)      17,401,817
                                     -------------    -------------    -------------

Increase (decrease) in net assets      (59,094,466)     (34,920,253)      21,239,516

Net assets at beginning of period      643,270,302      678,190,555      656,951,039

Net assets at end of period ......   $ 584,175,836    $ 643,270,302    $ 678,190,555

Other Information
------------------------------------------------------------------------------------

Increase (decrease) in Fund shares

Shares outstanding at beginning
   of period .....................      57,106,903       59,066,560       57,554,739
                                     -------------    -------------    -------------

Shares sold ......................       3,209,047        4,009,345       13,026,477

Shares issued to shareholders in
   reinvestment of distributions .       1,012,142          745,387        1,831,600

Shares redeemed ..................      (7,632,465)      (6,714,389)     (13,346,256)
                                     -------------    -------------    -------------

Net increase (decrease) in Fund
   shares ........................      (3,411,276)      (1,959,657)       1,511,821

Shares outstanding at end of
   period ........................      53,695,627       57,106,903       59,066,560



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.



-----------------------------------------------------------------------------------
                           1999(a)  1999(b)  1998(c) 1997(c) 1996(c) 1995(c) 1994(c)
-----------------------------------------------------------------------------------

Net asset value, beginning
of period                  $11.26   $11.48    $11.41 $11.15 $11.26 $10.39   $11.36
                           ---------------------------------------------------------

Income from investment
operations:

  Net investment income       .26      .21       .52    .52    .53    .54     .53

  Net realized and
  unrealized gain (loss)
  on investment
  transactions               (.35)    (.21)      .11    .31   (.09)   .92    (.92)
                           ---------------------------------------------------------

  Total from investment
  operations                 (.09)      --       .63    .83    .44   1.46    (.39)

Less distributions from:

  Net investment income      (.26)    (.21)     (.52)  (.52)  (.53)  (.54)   (.53)

  Net realized gains on
  investment transactions    (.03)    (.01)     (.04)  (.05)  (.02)  (.05)   (.05)
                           ---------------------------------------------------------

  Total distributions        (.29)    (.22)     (.56)  (.57)  (.55)  (.59)   (.58)

Net asset value, end
of period                  $10.88   $11.26    $11.48 $11.41 $11.15 $11.26   10.39
                           ---------------------------------------------------------

Total Return (%)             (.77)**  (.02)**   5.58   7.69   4.02  14.32(d)(3.50)(d)

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------

Net assets, end of period
($ millions)                  584      643       678    657    651    712     701

Ratio of expenses before
expense reductions (%)        .73*     .72*      .72    .74    .72    .72     .71

Ratio of expenses after
expense reductions (%)        .73*     .72*      .72    .74    .72    .70     .63

Ratio of net investment
income (%)                   4.79*    4.49*     4.51   4.67   4.75   4.92    4.94

Portfolio turnover rate (%)  22.5*    12.5*     10.8   13.4   14.1   36.1    33.8


(a)      For the six months ended November 30, 1999 (Unaudited).

(b) For the five months ended May 31, 1999. On August 10, 1998, the Board of Trustees of the Trust changed the fiscal year end of the Fund from December 31 to May 31.

(c)      For the year ended December 31.

(d) Total returns may have been lower had certain expenses not been reduced.

*        Annualized

**       Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                     (Unaudited)

A. Significant Accounting Policies

Scudder Medium Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. On August 10, 1998, the Board of Trustees of the Trust changed the fiscal year end of the Fund from December 31 to May 31.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such periods. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended November 30, 1999, purchases and sales of municipal securities (excluding short-term investments) aggregated $67,021,800 and $105,015,106, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets and 0.50% of such net assets in excess of $500,000,000 computed and accrued daily and payable monthly. For the six months ended November 30, 1999, the management fee aggregated $1,778,772, which was equivalent to an annualized effective rate of 0.60% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended November 30, 1999, the amount charged to the Fund by SSC aggregated $153,221, of which $50,681 is unpaid at November 30, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended November 30, 1999, the amount charged to the Fund by

SFAC aggregated $44,307, of which $14,258 is unpaid at November 30, 1999.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended November 30, 1999, Trustees' fees and expenses aggregated $20,015.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended November 30, 1999, the Fund's custodian and transfer agent fees were reduced by $8,795 and $4,425, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Officers and Trustees

 Lynn S. Birdsong*                            Ashton P. Goodfield*
   o  President and Trustee                     o  Vice President

 Henry P. Becton, Jr.                         Ann M. McCreary*
   o  Trustee; President and General            o  Vice President
      Manager, WGBH Educational
      Foundation                              John Millette*
                                                o  Vice President and Secretary
 Dawn-Marie Driscoll
   o  Trustee; Executive Fellow, Center       John R. Hebble*
      for Business Ethics, Bentley              o  Treasurer
      College; President, Driscoll
      Associates                              Caroline Pearson*
                                                o  Assistant Secretary
 Peter B. Freeman
   o  Trustee; Corporate Director and         *Scudder Kemper Investments, Inc.
      Trustee

 George M. Lovejoy, Jr.
   o  Trustee; President and Director,
      Fifty Associates; Chairman
      Emeritus, Meredith and Grew, Inc.

 Wesley W. Marple, Jr.
   o  Trustee; Professor of Business
      Administration, Northeastern
      University, College of Business
      Administration

 Kathryn L. Quirk*
   o  Trustee, Vice President and
      Assistant Secretary

 Jean C. Tempel
   o  Trustee; Venture Partner,
      Internet Capital Group

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group